<DOCUMENT>
<TYPE>EX-99.906 CERT
<SEQUENCE>3
<FILENAME>ex99-906.txt
<DESCRIPTION>SECTION 906 CERTIFICATIONS
<TEXT>

                          Certification Pursuant to
                    Section 906 of the Sarbanes-Oxley Act

I, Thomas O. Putnam, President of Fenimore Asset Management Trust (the
"Registrant"), certify that:

1.   The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
     1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
     Registrant.

Dated: February 25, 2011

                                                /s/ Thomas O. Putnam
                                                --------------------
                                                Thomas O. Putnam
                                                President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange
Commission or its staff upon request.


                          Certification Pursuant to
                    Section 906 of the Sarbanes-Oxley Act

I, Joseph A. Bucci, Treasurer of Fenimore Asset Management Trust (the
"Registrant"), certify that:

1.   The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
     1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
     Registrant.

Dated: February 25, 2011

                                                /s/ Joseph A. Bucci
                                                -------------------
                                                Joseph A. Bucci
                                                Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange
Commission or its staff upon request.
</TEXT>
</DOCUMENT>